UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2019

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03.  Creation of a Direct Financial Obligation

On June 27, 2019, Premier Financial Bancorp, Inc. (“Premier”) executed and delivered to First Guaranty Bank, of Hammond, Louisiana a Change in Terms Agreement dated June 24, 2019 that modified Premier’s existing Promissory Note #260024914 for a line of credit from the bank (“Line of Credit”).  The right to request and receive monies from First Guaranty Bank on the Line of Credit was extended from June 30, 2019 to July 1, 2022.  The interest rate on the Line of Credit was changed to a daily floating interest rate indexed to the Wall Street Journal Prime Rate (currently 5.50%) with an interest rate floor of 4.25% per annum through the modified July 1, 2022 maturity date.  The principal amount of the Line of Credit was increased from $3.0 million to $6.0 million.  Accrued interest on amounts outstanding will continue to be payable monthly, and any amounts outstanding on the Line of Credit are payable on demand or on July 1, 2022.  Premier currently has no outstanding balance on this line of credit.

The Line of Credit from the bank is secured by a pledge of 2,500 shares, constituting 25% of Premier’s ownership interest in Premier Bank, Inc. (a wholly owned subsidiary of Premier) under a Commercial Pledge Agreement dated June 30, 2012.  Premier’s $12,000,000 Term Loan from First Guaranty Bank dated August 26, 2015, secured by the pledge of the same 25% of Premier’s interest in Premier Bank, Inc. was paid in full on June 26, 2019.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1 – Change in Terms Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, executed on June 27, 2019, extending the maturity date of the Line of Credit to July 1, 2022, changing the interest rate to a daily floating rate indexed to the Wall Street Journal Prime Rate, and increasing the principal balance from $3.0 million to $6.0 million.

Exhibit 10.2 – Commercial Pledge Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated June 30, 2012 filed as Exhibit 10.3 to Premier’s Form 8-K dated June 29, 2012 is incorporated herein by reference.

Exhibit 10.3 – Commercial Pledge Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015 filed as Exhibit 10.3 to Premier’s Form 8-K dated August 26, 2015 is incorporated herein by reference.

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: June 28, 2019                        Brien M. Chase, Senior Vice President
  and Chief Financial Officer